UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2011

HELIX BIOMEDIX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	033-20897-D	91-2099117
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

22118 20th Avenue S.E., Suite 204
Bothell, Washington 98021
(425) 402-8400
(Address and telephone number of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of the Stockholders of Helix BioMedix, Inc. (the “Company”) was held on May 25, 2011, at which the following matters were approved as follows:

1.	The election of the following Class II director to serve until the 2014 Annual Meeting of Stockholders or until such director’s successor is elected and qualified:

Nominee	For	Withheld	Broker Non-Votes
Jeffrey A. Miller	33,683,270	203,570	6,567,113

2.	The approval of the Company’s 2011 Stock Option Plan:

For	Against	Abstain	Broker Non-Votes
33,082,974	706,002	97,864	6,567,113

3.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011:

For	Against	Abstain	Broker Non-Votes
39,968,645	59,252	426,056	0

 These are the final voting results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX BIOMEDIX, INC.

Dated: May 27, 2011	By:	/s/ R. Stephen Beatty
R. Stephen Beatty
President and Chief Executive Officer